UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2022, the board of directors (the “Board”) of GitLab Inc. (the “Company”) appointed Mark Porter as a Class III director and as a member of the Audit Committee, effective immediately. Mr. Porter replaces Godfrey Sullivan on the Audit Committee. Mr. Sullivan will continue as a member of the Board.

Mr. Porter has served as Chief Technology Officer of MongoDB, Inc., a database platform company, since July 2020. Prior to joining MongoDB, Inc., Mr. Porter was Chief Technology Officer of Core Technology and Transport at Grab, Southeast Asia’s super app that provides everyday services such as ride-hailing, food, package, grocery delivery, mobile payments and financial services to millions of people, from October 2018 to July 2020. Prior to joining Grab, Mr. Porter was a General Manager at Amazon Web Services, from May 2013 to October 2018, where he led the Relational Database Service (RDS), Amazon Aurora and RDS for PostgreSQL, the AWS Database Migration Service, and the AWS Schema Conversion Tool. Prior to AmazonWeb Services, Mr. Porter held various roles including Chief Technology Officer of a division of NewsCorp and Vice President of Engineering at Oracle Corporation, as well as working at NASA/JPL and being an early member of the Oracle Database Kernel group. Mr. Porter previously served on the board of directors of MongoDB, Inc. from February 2020 to July 2020. He also previously served on the board of directors of Splyt, a global mobility company, from May 2019 through June 2020, and as a board advisor to MariaDB, a database company, from March 2018 until January 2020. He holds a B.S. in Engineering and Applied Science from California Institute of Technology.

In connection with Mr. Porter’s election as a non-employee director of the Board, he will receive a pro rata portion of the $30,000 annual retainer for service as a director for the remaining portion of the year, and a pro rata portion of the $10,000 annual retainer for service as a member of the Audit Committee for the remaining portion of the year, each in accordance with the Company’s existing compensation policy for non-employee directors. In addition, the Board granted to Mr. Porter, effective December 13, 2022, (i) 5,072 restricted stock units (“RSUs”), which will vest as to one-third of the RSUs on each of the first three anniversaries following the grant date, and (ii) 2,016 RSUs, which will vest on the earlier of (x) the Company’s 2023 Annual Meeting and (y) June 17, 2023 (which is the one-year anniversary of the Company’s 2022 Annual Meeting), in each case, subject to his continued service to the Company.

The Company has entered into its standard form of indemnification agreement with Mr. Porter. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 17, 2021 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Porter and any other persons pursuant to which Mr. Porter was selected as a member of the Board. There are also no family relationships between Mr. Porter and any director or executive officer of the Company, nor does Mr. Porter have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued on December 13, 2022, announcing Mr. Porter’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws of the Company, the Board approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective.

Among other things, the amendments effected by the Amended and Restated Bylaws:

•revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;

•revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including (1) requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies and (2) restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting;

•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) (e.g., providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements; providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements; requiring that a stockholder providing notice pursuant to the advance notice bylaw provisions to inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules; and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting, etc.);

•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•incorporate ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of GitLab Inc. (as amended and restated on December 13, 2022).
99.1	Press Release dated December 13, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: December 14, 2022	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer